Exhibit 99.3

VARCA VENTURES, INC.
AND
WILDCAT MINING CORPORATION
(EXPLORATION STAGE COMPANIES)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 7, 2011, Varca Ventures, Inc. ("Varca"), completed a share exchange transaction (the "Share Exchange") with Wildcat Mining Corporation, a privately held company incorporated in the State of Nevada ("Wildcat") pursuant to a Share Exchange Agreement, dated as of October 7, 2011, by and among Varca, Wildcat and the stockholders of Wildcat (the "Share Exchange Agreement").

Under the terms of the Share Exchange Agreement, Varca acquired all of the issued and outstanding stock of Wildcat in exchange for 63,215,114 shares of common stock of Varca, and Wildcat became a wholly-owned subsidiary of Varca. At the closing of the Share Exchange, each issued and outstanding share of common stock of Wildcat, par value $0.001 per share, was converted into and exchanged for the right to receive one share of common stock of Varca, par value $0.0001 per share. There were no shares of preferred stock or stock options issued and outstanding by Wildcat as of the closing of the Share Exchange. Immediately prior to the Share Exchange, Varca had 13,600,000 shares of common stock issued and outstanding. Simultaneously with the closing of the Share Exchange, Varca's sole officer and director surrendered 8,000,000 shares of Varca's common stock to Varca for cancellation. After giving effect to the Share Exchange, there are 68,815,114 issued and outstanding shares of Varca's common stock, of which the former stockholders of Wildcat own approximately 92%.  Each holder of a share of common stock of Varca is entitled to one vote per share.

Based upon the fact that, after the Share Exchange: (1) the former shareholders of Wildcat control Varca; (2) the officers of Wildcat have become the officers of Varca; and (3) Wildcat appointed all the Varca Directors, for accounting purposes, the Share Exchange has been accounted as a reverse acquisition and recapitalization with Wildcat as the accounting acquirer. Consequently, the historical financial statements of Wildcat are now the historical financial statements of Varca.

Immediately prior to or commensurate with the Share Exchange:

1.
Wildcat, on October 5, 2011, converted 17 notes totaling $1,116,690 (together with accrued interest) into 626,919 shares of Series A Preferred stock which were immediately converted into 22,374,951 shares of Wildcat’s common stock.

2. 3.
Wildcat, on October 5, 2011, converted 40,000 shares of Series A Preferred stock into 1,427,620 shares of Wildcat’s common stock.
Wildcat, on October 6, 2011, effected a 1 for 2 reverse split of its common and preferred stock, with a corresponding reduction in its authorized capital stock.

4.
Wildcat offered in a Private Placement Memorandum in October 2011, a maximum of 4,000,000 shares of common stock for sale to accredited investors (the “Shares”) at an offering price of $0.30 per share (the “Offering”). On October 7, 2011, the Company’s Board of Director’s closed the offering with total subscriptions of $750,000 and issued 2,500,002 Shares to the Offering’s subscribers.

5.	Simultaneous with the closing of the Share Exchange, Varca's sole officer and director surrendered 8,000,000 shares of Varca's common stock to Varca for cancellation.

The following unaudited pro forma condensed combined balance sheet as of August 31, 2011 combines the unaudited condensed balance sheet of Varca as of September 30, 2011 with the unaudited condensed balance sheet of Wildcat as of August 31, 2011, giving effect to the transactions described in the Share Exchange Agreement as if they had occurred on August 31, 2011.

The following unaudited pro forma condensed combined statement of operations for the six months ended August 31, 2011 combines the unaudited condensed statement of operations of Varca for the six months ended September 30, 2011 with the unaudited condensed results of operations of Wildcat for the six months ended August 31, 2011, giving effect to the transactions described in the Share Exchange Agreement as if they had occurred on March 1, 2011.

The following unaudited pro forma condensed combined statement of operations for the year ended February 28, 2011 combines the condensed statement of operations of Varca for the year ended March 31, 2011 with the condensed statement of operations of Wildcat for the year ended February 28, 2011, giving effect to the transactions described in the Share Exchange Agreement as if they had occurred on March 1, 2010.

The pro forma adjustments give effect to events that are directly attributable to the transactions discussed above, that have a continuing impact on the operations of Varca, and are based on available data and certain assumptions that management believes are factually supportable.

The Company is providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with Varca’s historical financial statements and those of Wildcat and the related notes thereto contained elsewhere in this Current Report on Form 8-K.

The pro forma adjustments and the unaudited pro forma information are not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted, or of Varca’s future financial position or operating results.

Wildcat Mining Corporation
(An Exploration Stage Company)
Pro Forma Combined Balance Sheet
(Unaudited)

	Wildcat Mining
	Corporation	Varca
	August 31,	September 30,	Pro Forma		Pro Forma
	2011	2011	Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$68,336	$7,277	$750,000	(1)	$825,613
Prepaid expenses	-	2,000			2,000
Total current assets	68,336	9,277	750,000		827,613

Mining properties and rights	788,130	-	-		788,130
Property and equipment, net of accumulated depreciation
of $ 123,084 and $114,500, respectively	53,601	-	-		53,601
Reclamation bonds	204,562	-	-		204,562

Total assets	$1,114,629	$9,277	$750,000		$1,873,906

LIABILITIES AND STOCKHOLDERS' (DEFICIT)
Current liabilities:
Accounts payable	$766,986	$3,915	$-		$770,901
Accounts payable, related party	90,000	6,000			96,000
Accrued liabilites and royalties payable	173,712	-	-		173,712
Convertible notes	510,000	-	(510,000)	(3)	-
Convertible notes, related party	606,690	-	(606,690)	(3)	-
Notes payable	160,000	-	-		160,000
Total current liabilities	2,307,388	9,915	(1,116,690)		1,200,613

Long term liabilities:
Notes payable, long term	425,000	-	-		425,000
Asset retirement obligation	204,562	-	-		204,562
Total long term liabilities	629,562	-	-		629,562

Total liabilities	$2,936,950	$9,915	$(1,116,690)		$1,830,175

Redeemable convertible preferred stock; 700,000 Series A shares designated, stated and liquidation value of $2.00 per share, 40,000
shares issued and outstanding	$80,000	$-	$(80,000)	(2)	$-

Stockholders’ deficit:
Preferred stock, $0.0001 par value; 25,000,000 shares authorized, no shares issued and outstanding	-	-			-

Common stock, $0.0001 par value; 100,000,000 shares authorized, 68,815,114 shares issued and outstanding	36,912	1,360	2,500	(1)	6,882
			1,428	(2)
			22,375	(3)
			(63,215)	(4)
			6,322	(5)
			(800)	(6)

Additional paid-in capital	2,449,786	48,640	747,500	(1)	4,476,506
			78,572	(2)
			1,094,315	(3)
			63,215	(4)
			(6,322)	(5)
			800	(6)

Deficit accumulated during the development stage	(4,389,019)	(50,638)	-		(4,439,657)
Total stockholders’ equity (deficit)	(1,902,321)	(638)	1,946,690		43,731

Total liabilities and stockholders’ deficit	$1,114,629	$9,277	$750,000		$1,873,906

Notes to Pro Forma Adjustments

(1)       To record the issuance of 2,500,002 shares of the Company's common stock issued in a Private Placement Memorandum offering in October 2011 for $750,000.00
(2)       To record conversion of 40,000 shares of Wildcat Series A preferred stock into 1,427,620 shares of common stock immediately prior to the transaction
(3)       To record conversion of seventeen notes totalling $1,116,690 together with accrued interest, into 1,253,837 shares of Wildcat Series A Preferred Shares and the immediate conversion of those Series A Preferred Shares into 22,374,951 common shares immediately prior to the transaction
(4)       To eliminate par for shares of Wildcat common stock
(5)       To record issuance of 63,215,114 shares of Varca common stock to Wildcat shareholders
(6)       To record the surrender of 8,000,000 shares of Varca's common stock by Varca's sole officer and director upon closing of the transaction

Wildcat Mining Corporation
(An Exploration Stage Company)
Pro Forma Statements of Operations
(Unaudited)

	Wildcat Mining
	Corporation	Varca
	For the six	For the six
	months ended	months ended	Pro Forma		Pro Forma
	August 31, 2011	September 30, 2011	Adjustments		Combined

Revenues	$-	$-	$-		$-

Operating Expenses:
Exploration expenses	163,675	-	-		163,675
Depreciation	8,322	-	-		8,322
General and administrative	416,439	25,752	-		442,191
Total operating expenses	588,436	25,752	-		614,188

Operating loss	(588,436)	(25,752)	-		(614,188)

Other Income (Expenses)
Interest income	1,192	-	-		1,192
Interest expense	(86,400)	-	61,370	(1)	(25,030)
Total other income (expense)	(85,208)	-	61,370		(23,838)

Loss from operations	$(673,644)	$(25,752)	$61,370		$(638,026)

Net loss per common share - basic and diluted	$(0.02)	$(0.00)			$(0.01)

Weighted average number of common shares outstanding
during the period - basic and diluted	36,344,143	9,066,667			64,334,856

Notes to Pro Forma Adjustments

(1)  To eliminate the interest expense associated with seventeen notes totaling $1,116,690 that were converted into shares of Wildcat Series A Preferred Shares and then immediately converted into 22,374,951 common shares of the Company.

Wildcat Mining Corporation
(An Exploration Stage Company)
Pro Forma Statements of Operations
(Unaudited)

	Wildcat Mining
	Corporation	Varca
	For the twelve	For the twelve
	months ended	months ended	Pro Forma		Pro Forma
	February 28, 2011	March 31, 2011	Adjustments		Combined

Revenues	$-	$-	$-		$-

Operating Expenses:
Exploration expenses	731,104	-	-		731,104
Depreciation	12,311	-	-		12,311
General and administrative	619,671	17,639	-		637,310
Total operating expenses	1,363,086	17,639	-		1,380,725

Operating loss	(1,363,086)	(17,639)	-		(1,380,725)

Other Income (Expenses)
Interest income	1,760	-	-		1,760
Interest expense	(102,114)	-	16,188	(1)	(85,926)
Loss on sale of assets	-	-	-		-
Total other income (expense)	(100,354)	-	16,188		(84,166)

Loss from operations	$(1,463,440)	$(17,639)	$16,188		$(1,464,891)

Net loss per common share - basic and diluted	$(0.08)	$(0.00)			$(0.05)

Weighted average number of common shares outstanding
during the period - basic and diluted	18,093,840	6,800,000			27,901,579

Notes to Pro Forma Adjustments

(1)  To eliminate the interest expense associated with seven notes totalling $210,000 that were converted into shares of Wildcat Series A Preferred Shares and then immediately converted into 4,207,739 common shares of the Company.